Exhibit 99.2
FOR IMMEDIATE RELEASE
For Information: Debra Hotaling
Telephone: (213) 489-8211
Kaiser Aluminum Announces Post-Emergence Board of Directors
Future directors bring experience in metals, labor, finance, economics, energy and government
FOOTHILL RANCH, Calif. — November 4, 2005 — Kaiser Aluminum today announced it has selected the individuals who will serve as directors of the company after it emerges from Chapter 11 in early 2006. The new board — which consists of labor leaders; finance, accounting and governance professionals; and leaders with experience in metals, energy, aerospace, engineering and manufacturing industries — was selected by a committee of advisors including management and representatives of principal creditor interests in the Chapter 11 case.
Upon emergence from Chapter 11, members of the Kaiser Aluminum board will include George Becker, Carl Frankel, Teresa Hopp, Bill Murdy, Al Osborne, Georganne Proctor, Jack Quinn, Tom Van Leeuwen and Brett Wilcox. Jack Hockema, president and CEO of Kaiser Aluminum, will serve as chairman of the new board.
“This outstanding slate of leaders who will serve as our post-emergence directors represents another critical step toward building our future as a new, financially strong company with an efficient and flexible operating structure, excellent quality products and a loyal, growing customer base,” said Hockema. “These men and women will offer invaluable guidance and oversight to the company as it continues to compete and grow as a world-class producer of high-quality aluminum products following emergence from Chapter 11.”
“The post-emergence board will be comprised of a unique set of individuals, each with significant knowledge and experience in areas critical to the success of Kaiser Aluminum,” said Lisa Beckerman, chair of the board selection committee and legal advisor to the Unsecured Creditors Committee in the Chapter 11 case. “Although they come from diverse backgrounds representing top organizations in their respective fields, these future board members share in a vision for the future of this company and its goals for growth and success.”
George Becker served two terms as president of the United Steel Workers of America (USW) international and served in many other roles with the USW for over forty years. Now retired, he is currently chairman of the labor advisory committee to the U.S. Trade Representative and the Department of Labor, appointed by President Bill Clinton and reappointed by President George W. Bush. He is also a member of the U.S.-China Economic & Security Review Commission chartered by Congress to study and report on a wide range of issues. Previously, he served as an AFL-CIO vice president, chairing the AFL-CIO Executive Council’s key economic policy committee. During that time, he was an executive member of the International Metalworkers Federation and chairman of the World Rubber Council of the International Federation of Chemical, Energy, Mine and General Workers’ Unions. Mr. Becker also served two terms as the USWA International Vice President for Administration.
Carl B. Frankel currently serves as a union-nominated member of LTV Steel Corporation’s corporate board of directors and a member of the board of directors of Us TOO, a prostate cancer support and advocacy organization. Previously, he was general counsel to the United Steel Workers of America (USWA). Prior to this tenure, he was associate general counsel to the USWA for twenty-nine years. From 1987 through 1999, he served at the staff level of the Collective Bargaining Forum, a government-sponsored tripartite committee consisting of government, union and employer representatives designed to improve labor relations in the United States. He is an elected fellow of the College of Labor and Employment Lawyers and a published author of several articles. He has also earned the Sustained Superior Performance Award from the NLRB and the Outstanding Performance Award from the NLRB. Mr. Frankel earned a Bachelor’s degree and Juris Doctorate from the University of Chicago.
Teresa A. Hopp is a board member and audit committee chair for On Assignment, Inc. in Calabasas, California, where she is responsible for oversight of Sarbanes-Oxley compliance. She previously served as chief financial officer for Western Digital Corporation. Prior to joining Western Digital Corporation, Ms. Hopp served as an audit partner for Ernst & Young LLP where she managed audit department resource planning and scheduling, and served as internal education director and information systems audit and security director. She graduated summa cum laude from the California State University, Fullerton, with a Bachelor’s degree in Business Administration.
William F. Murdy is chairman and chief executive officer of Comfort Systems USA. Previously, he served as interim president and chief executive officer of Club Quarters; chairman, president, and chief executive officer of Landcare USA, Inc. He has also served as president and chief executive officer of General Investment & Development (GID) in Boston, Massachusetts, and as president and managing general partner with Morgan Stanley Venture Capital, Inc. Previously, he served as senior vice president-Petroleum Operations at Pacific Resources, Inc. Mr. Murdy’s current directorships also include UIL Holdings. He holds a Bachelor of Science degree in Engineering from the U.S. Military Academy, West Point, and a Master’s degree in Business Administration from the Harvard Business School.
Alfred E. Osborne, Jr., Ph.D. currently holds several leadership positions and since 2002 has been senior associate dean at the University of California at Los Angeles’ (UCLA) Anderson School of Management. Since 1987, he has been director, and more recently faculty director, of the Harold & Pauline Price Center for Entrepreneurial Studies. He also has served as associate professor of Global Economics and Management, and faculty director of The Head Start Johnson & Johnson Management Fellows Program. Previously, he held various administrative posts at UCLA, including terms as chairman of the Business Economics faculty and director of the MBA program. In addition, Dr. Osborne is a trustee of the WM Group of Funds and holds several corporate directorships, including Nordstrom, K2 Sports, EMAK WorldWide and FPA’s Capital, Crescent and New Income Funds. He holds a Doctorate degree in Business Economics, a Master’s degree in Business Administration, a Master of Arts degree in Economics and a Bachelor’s degree in Electrical Engineering from Stanford University.
Georganne C. Proctor served from February 2003 to April 2005 as executive vice president of Finance for Golden West Financial Corporation, the holding company of World Savings Bank, the second largest U.S. thrift behind Washington Mutual. From 1994 through 2002, she was senior vice president, chief financial officer and a member of the board of directors for Bechtel Group, Inc.; and also served in several other financial positions with the Bechtel Group from 1982-1991. From 1991-1994, Ms. Proctor served with Walt Disney Company as director of Project & Division Finance of Walt Disney Imagineering and director of Finance & Accounting for Buena Vista Home Video, International. She holds a Master’s degree in Business Administration from the California State University, Hayward, and a Bachelor’s degree in Business Administration from the University of South Dakota.
Former United States Representative Jack Quinn (R-NY) became president of Cassidy & Associates after serving in Congress for twelve years. Mr. Quinn assists clients to promote policy and appropriations objectives in Washington, D.C. with a focus on transportation, aviation, railroad, highway, infrastructure, corporate and industry clients. Recently, he was elected to trustee of the AFL-CIO Housing Investment Trust. While in Congress, Mr. Quinn was chairman of the Transportation and Infrastructure Subcommittee on Railroads. He was also a senior member of the Transportation Subcommittees on Aviation and Highways and Mass Transit. In addition, he was chairman of the Executive Committee in the Congressional Steel Caucus. Prior to his election to Congress, Congressman Quinn served as supervisor of the town of Hamburg, New York. He received a Bachelor’s degree from Siena College in Loudonville, New York, and a Master’s degree from the State University of New York, Buffalo. He received honorary Doctorate of Law degrees from Medaille College and Siena College. He is also a certified school district superintendent through the New York State Education Department.
Thomas M. Van Leeuwen, CFA, has served as a director in the equity research departments for both Credit Suisse First Boston and Deutsche Bank Securities, two of the world’s leading international financial service providers. Prior to that, Mr. Van Leeuwen was first vice president of equity research with Lehman Brothers. He held the position of research analyst with Sanford C. Bernstein & Co., Inc., and systems analyst with The Procter & Gamble Company. He holds a Master’s degree in Business Administration from the Harvard Business School and a Bachelor of Science degree in Operations Research and Industrial Engineering from Cornell University.
Brett Wilcox is a consultant or board member to a number of metals and energy companies. He previously was chief executive officer of Golden Northwest Aluminum, Inc., and manager of Northwest Energy Development, LLC. He also served as executive director of Direct Service Industries, Inc., a trade association of large aluminum and other energy-intensive companies, and as an attorney with Preston, Ellis and Gates in Seattle,

Washington. He was vice chairman of the Oregon Progress Board and a member of the governors’ comprehensive review of the Northwest Regional Power System. He has also served on the Oregon governor’s task forces on the structure and efficiency of state government, employee benefits and compensation, and government performance and accountability. Mr. Wilcox received a Bachelor’s degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and a Juris Doctorate from Stanford Law School.
Kaiser Aluminum (OTCBB:KLUCQ) is a leading producer of fabricated aluminum products for aerospace and high-strength, general engineering, automotive, and custom industrial applications. The company has more than 2,000 employees and 11 plants in North America with the capacity to produce more than 400 million pounds annually of value-added sheet, plate, extrusions, forgings, rod, bar, and tube. In September 2005, the U.S. Bankruptcy Court for the District of Delaware approved the company’s Disclosure Statement that relates to its Second Amended Plan of Reorganization (POR). The court has scheduled a confirmation hearing with respect to the POR for January 9, 2006 and January 10, 2006. If confirmation is received at that time, it is possible the company could emerge from Chapter 11 during the first quarter of 2006. Under the POR, the individuals identified above would become directors of Kaiser Aluminum as of emergence.
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Company press releases may contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The company cautions that any such forward-looking statements are not guarantees of future events and involve significant risks and uncertainties, and that actual events may vary materially from those expressed or implied in the forward-looking statements as a result of various factors. Actual events could differ materially from those reflected in the forward-looking statements contained in this press release as a result of various factors, including but not limited to those related to: obtaining confirmation of the POR by the Bankruptcy Court; obtaining approval of the POR by the United States District Court; and thereafter consummating the POR.